UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         April 24, 1997 (April 24, 1997)
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                Date of Report (Date of earliest event reported)



                           NYNEX CABLECOMMS GROUP PLC
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             (Exact name of registrant as specified in its charter)


       England and Wales           0-25638                      98-0151138
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 (State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)



                           NYNEX CABLECOMMS GROUP INC.
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             (Exact name of registrant as specified in its charter)


             Delaware              0-25690                      98-0151139
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   (State or other jurisdiction   (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)


    The Tolworth Tower, Ewell Road, Surbiton, Surrey, United Kingdom KT6 7ED
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      44-181-873-2000
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------

         Press release of NYNEX CableComms Group PLC and NYNEX CableComms Group Inc. dated April 24, 1997 is filed herewith as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

         20. Press release of NYNEX CableComms Group PLC and NYNEX CableComms Group Inc. dated April 24, 1997.


                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NYNEX CABLECOMMS GROUP PLC
                                    ---------------------------
                                        (Registrant)


                                    By /s/Paul H. Repp
                                      --------------------------------
                                      Paul H. Repp
                                      Chief Legal and Regulatory
                                         Officer and Company Secretary


                                    NYNEX CABLECOMMS GROUP INC.
                                    ---------------------------
                                        (Registrant)


                                    By /s/Paul H. Repp
                                      --------------------------------
                                      Paul H. Repp
                                      Chief Legal and Regulatory
                                         Officer and Company Secretary
Date:  April 24, 1997

                                  EXHIBIT INDEX


                                                               Sequentially
Exhibit                                                       Numbered Page
-------                                                       -------------


  20. Press release of NYNEX CableComms Group PLC and NYNEX CableComms Group Inc. dated April
           24, 1997.